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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2005

                         COMMISSION FILE NUMBER: 1-5989

                           ANIXTER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                            94-1658138
       (State or other jurisdiction of             (I.R.S. Employer
       incorporation or organization)             Identification No.)



                               2301 PATRIOT BLVD.
                            GLENVIEW, ILLINOIS 60026
                                 (224) 521-8000
          (Address and telephone number of principal executive offices)


                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 1, 2005, Anixter International Inc. (the "Company") reported its results for the fiscal quarter ended December 31, 2004. The Company's press release, dated February 1, 2005 is attached as Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated February 1, 2005 issued by
                  Anixter International Inc.

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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                       ANIXTER INTERNATIONAL INC.

February 1, 2005                       By:    /s/ Dennis J. Letham
                                           -----------------------------
                                                Dennis J. Letham
                                           Senior Vice President - Finance
                                             and Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION

99.1             Press Release, dated February 1, 2005 issued by
                 Anixter International Inc.